                                                                 EXHIBIT e(9)(f)

                                 AMENDMENT NO. 5
                          MASTER DISTRIBUTION AGREEMENT


     The Master Distribution Agreement (the "Agreement"), dated August 4, 1997, by and between AIM Equity Funds, Inc., a Maryland corporation, and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:

     Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                             AIM EQUITY FUNDS, INC.


CLASS A SHARES
--------------
AIM Aggressive Growth Fund
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Charter Fund
AIM Constellation Fund
AIM Dent Demographic Trends Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Mid Cap Growth Fund
AIM Weingarten Fund


CLASS C SHARES
--------------
AIM Aggressive Growth Fund
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Charter Fund
AIM Constellation Fund
AIM Dent Demographic Trends Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Mid Cap Growth Fund
AIM Weingarten Fund"



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     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: September 28, 1999
      -------------------


                                         AIM EQUITY FUNDS, INC.


Attest: /s/RENEE A. FRIEDLI              By: /s/ROBERT H. GRAHAM
       ----------------------------         ------------------------------------
           Assistant Secretary                    President

(SEAL)

                                         A I M DISTRIBUTORS, INC.


Attest: /s/OFELIA M. MAYO                By: /s/MICHAEL J. CEMO
       ----------------------------         ------------------------------------
           Assistant Secretary                    President

(SEAL)